Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We  hereby   consent  to  the   incorporation   by  reference  in  this
Registration Statement on Form S-8 of our report dated January 12, 1998 appearing on page 20 of Hillenbrand Industries, Inc.'s Annual Report on Form 10-K for the year ended November 29, 1997.



/s/ Price Waterhouse LLP
Indianapolis, Indiana
April 6, 1998